SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 17, 2010
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                        0-5411                  23-2413500
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(State or other                  (Commission              (IRS Employer
 jurisdiction of                 File Number)             Identification
 incorporation)                                               Number)

3061 Industry Drive, Lancaster, Pennsylvania                  17603
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Address of principal executive offices)                     (Zip Code)


Registrant's telephone number including area code       (717) 397-2777
                                                        --------------

              ----------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 4.01 Changes in Registrant's Certifying Accountant.
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     On February 17, 2010,  Herley  Industries,  Inc., (the "Company")  informed
Marcum LLP (formerly Marcum & Kliegman LLP, and together hereinafter referred to as "Marcum") that it has been dismissed as the Company's independent registered public accounting firm effective immediately after the filing of the Company's quarterly report on Form 10-Q for the quarter ended January 31, 2010. On February 22, 2010, Grant Thornton LLP ("Grant Thornton") was engaged as the Company's independent registered public accounting firm, effective immediately after the effective date of Marcum's dismissal. The dismissal of Marcum as the Company's independent registered public accounting firm and the engagement of Grant Thornton as the new independent registered public accounting firm were both approved by the Audit Committee of the Company's Board of Directors.

     Prior to engaging Grant Thornton, the Company did not consult with Grant Thornton regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or regarding the type of audit opinion that might be rendered by Grant Thornton on the Company's financial statements, and Grant Thornton did not provide any written report or oral advice that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

     For the fiscal years ended August 3, 2008 and August 2, 2009 and from August 3, 2009 through February 17, 2010, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to such disagreement in its reports. In addition, there were no "reportable events" as such term is described in Item 304(a)(1)(iv) of Regulation S-K.

     The reports of Marcum on the Company's financial statements for the fiscal years ended August 2, 2009 and August 3, 2008 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company has provided Marcum with a copy of this Report on Form 8-K and has requested that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter has been filed as Exhibit 16.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

         (d)        Exhibits.

     Exhibit No.    Description
     -----------    -----------

     16.1 Letter from Marcum LLP regarding change in certifying accountant.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HERLEY INDUSTRIES, INC.


                                     By: /s/ Anello C. Garefino
                                         ----------------------
                                         Anello C. Garefino
                                         Chief Financial Officer
Dated:  February 23, 2010